UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	July 01, 2009
ORGANIC ALLIANCE, INC.
(Exact name of registrant as specified in its charter)

Nevada		20-0853334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Monterey Street, Suite 202 Salinas, CA 93901
(Address of principal executive offices)
(831) 240.0295
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Principal Officers; (Election of Directors); Appointment of Principal Officers	3

SIGNATURES		3

Item 5.02       Departure of Directors or Principal Officers; (Election of Directors); Appointment of Principal Officers;

On June 01, 2009 the management of Organic Alliance, Inc. (the “Company”) announces the promotion of Parker Booth. Mr. Booth, the President of Organic Alliance, is promoted to the additional title of Chief Operating Officer and a seat on the Board of Directors. Parker has made substantial progress on the critical area of staffing of its key employees and in the area of grower sourcing. Parker's efforts in these and other areas have enabled to Company to hit or exceed its revenue projections and to deliver world-class performance.

"Parker has been instrumental in helping to build the Company with excellent talent and deliver our revenue goals," said Chairman, CEO Tom Morrison.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated:	01	,	July	200	9	ORGANIC ALLIANCE, INC.
						By:	/s/ Tom Morrison
						Tom Morrison, Chairman and CEO